Other Income	9 Months Ended
Dec. 31, 2024
Other Income [Abstract]
Disclosure of other income explanatory [text block
32.	OTHER INCOME
During the nine month period ended December 31, 2024, the Company recognized $32.1 million of insurance proceeds and a gain of $0.6 million for change in fair value of derivative asset in other income. For the year ended March 31, 2024, other income was nil.